SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549



                            FORM 8-K/A

                          CURRENT REPORT


                         Amendment No. 3

              Pursuant to Section 13 or 15(d) of the
               Securities and Exchange Act of 1934



                         March 5, 1998
-----------------------------------------------------------------
         Date of Report (Date of earliest event reported)


              AMERICAN RESOURCES OF DELAWARE, INC.
-----------------------------------------------------------------
      (Exact name of Registrant as specified in its charter)


                            Delaware
-----------------------------------------------------------------
         (State or other jurisdiction of incorporation)


       0-21472                           86-0713506
-----------------------------------------------------------------
(Commission File Number)        (IRS Employer Identification No.)

     160 Morgan Street
     P. O. Box 87
     Versailles, Kentucky                          40383
-----------------------------------------------------------------
(Address of principal executive offices)         (Zip Code)

                          (606) 873-5455
-----------------------------------------------------------------
       (Registrant's Telephone Number, including Area Code)


                          Not Applicable
-----------------------------------------------------------------
  (Former name or former address, if changed since last report)

Item 1.   Changes in Control of Registrant.  Not Applicable.

Item 2.   Acquisition or Disposition of Assets.  Not Amended.

Item 3.   Bankruptcy Receivership.  Not Applicable.

Item 4.   Change in Registrant's Certified Accountant.  Not
Applicable.

Item 5.   Other Events.  Not Applicable.

Item 6.   Resignation of Registrant's Directors.  Not Applicable.

Item 7.   Financial Statements and Exhibits.

          (a)  Financial Statement of Businesses Acquired.

               The audited Statements of Revenues and Direct Operating Expenses of the TECO properties for each of the years in the three-year period = ended December 31, 1997 as previously filed are hereby amended for the purpose of removing from "Direct operating expenses" certain Administrative expenses of TECO which were inadvertently included and which the Registrant would not have incurred. Accordingly, "Revenues, net of direct operating expenses" for each of the years increased by the same amounts. Additionally, the words "TECO Properties" have been amended to read "TECO Oil and Gas Properties" throughout the report in order to more particularly describe the properties purchased.

          (b)  Pro Forma Financial Information.

               The Unaudited Pro Forma Consolidated Statement of
Operations for the year ended December 31, 1997 as previously filed is hereby amended to:

               (i)  reflect the reduction in "Expenses"
associated with the TECO Oil and Gas Properties from $2,491,825 to $1,662,832 as a result of the amendment of direct operating expenses discussed in numerical paragraph 7(a), hereinabove; and

               (ii) correct the Adjustment for "Other income (expense), net" from $5,069,800 to ($5,069,800), the brackets having previously been inadvertently omitted and the resultant total of ($7,787,144) having been correct as originally filed.

               The Unaudited Pro Forma Consolidated Statement of
Operations for the three months ended March 31, 1998 as previously filed is hereby amended to:

               (i)  correct the Adjustment for "Other income
(expense), net" from $875,061 to ($875,061), the brackets having previously been inadvertently omitted; and

               (ii) revise the total "Other income (expense), net" from ($1,825,904) to ($1,795,996), the former number having been a typographical error.

          (c)  Exhibits.  None.

                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           AMERICAN RESOURCES OF DELAWARE, INC.



                           By: /s/Ralph Currie
                              ----------------------------------
                             Its: Chief Financial Officer

Dated:    May 29, 1998

                   Independent Auditors' Report



To the Board of Directors
American Resources of Delaware, Inc.:

We have audited the accompanying statements of revenues and direct operating expenses of the TECO Oil and Gas Properties purchased by American Resources of Delaware, Inc. for each of the years in the three-year period ended December 31, 1997. These statements of revenues and direct operating expenses are the responsibility of the property owner's management. Our responsibility is to express an opinion on these statements of revenues and direct operating expenses based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of revenues and direct operating expenses are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements of revenues and direct operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statements of revenues and direct operating expenses. We believe that our audits of the statements of revenues and direct operating expenses provide a reasonable basis for our opinion.

The accompanying statements were prepared as described in note 1 for the purpose of complying with certain rules and regulations of the Securities and Exchange Commission (SEC) for inclusion in certain SEC regulatory reports and filings and are not intended to be a complete financial presentation.

In our opinion, the accompanying statements of revenues and direct operating expenses present fairly, in all material respects, the revenues and direct operating expenses of the TECO Oil and Gas Properties purchased by American Resources of Delaware, Inc. for each of the years in the three-year period ended December 31, 1997, in conformity with generally accepted accounting principles.

                                         KPMG Peat Marwick LLP

Houston, Texas
May 19, 1998

                 THE TECO PROPERTIES PURCHASED BY
               AMERICAN RESOURCES OF DELAWARE, INC.

                    Statements of Revenues and
                    Direct Operating Expenses

           Years ended December 31, 1997, 1996 and 1995
                               and
            Period ended January 31, 1998 (Unaudited)



                      (Unaudited)
                      January 31,  December 31,  December 31,  December 31,
                         1998          1997          1996          1995
                      -----------  ------------  ------------  ------------

Revenues                $768,629    $6,637,030    $4,742,994    $        -

Direct operating
  expenses               163,124     1,662,832     1,467,026       627,547
                        ========    ==========    ==========    ==========

Revenues, net of
  direct operating
  expenses              $605,505    $4,974,198    $3,275,968     ($627,547)
                         =======     =========     =========       =======


See accompanying notes to the Statements of Revenues and Direct
Operating Expenses

                 THE TECO PROPERTIES PURCHASED BY
               AMERICAN RESOURCES OF DELAWARE, INC.

  Notes to Statements of Revenues and Direct Operating Expenses


(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PRESENTATION

     The accompanying statements present the revenues and direct operating expenses of the working interests in certain oil and gas properties purchased by American Resources of Delaware, Inc. (ARI) from TECO Oil & Gas, Inc. (TECO) in February 1998 for approximately $57.7 million in cash and notes payable. The TECO Oil and Gas Properties are located in 41 offshore blocks in the Gulf of Mexico and include producing properties and certain unproved properties.

     In the opinion of management, the accompanying unaudited statements shown contain all adjustments, consisting only of those of a normal recurring nature, necessary to present fairly the Company's revenues and direct operating expenses for the years ended December 31, 1997, 1996 and 1995. These results = are not indicative of the results to be expected for the full fiscal years.

     The accompanying statements of revenues and direct operating expenses were derived from the historical accounting records of TECO. The statements include only the oil and gas revenues and direct lease operating expenses attributable to the TECO Oil and Gas Properties and are not intended to be a complete set of financial statements. Oil and gas revenues and direct lease operating expenses included herein are not necessarily representative of future operations. Additionally, the statements do not include depreciation, depletion and amortization, general and administrative expenses, interest income or expense, or federal and state income taxes since historical expenses of this nature incurred by TECO are not necessarily indicative of the costs to be incurred by ARI. Presentation of full historical financial statements is not practicable as these properties were never separately audited and such financial statements are not reasonably available.

     Historical financial information reflecting financial position, results of operations and cash flows are not presented because the purchase price was assigned to the oil and gas property interests acquired. Accordingly, the historical statements of revenues and direct operating expenses are presented in lieu of the financial statements required under Rule 3-05 of Securities and Exchange Commission Regulation S-X.

     REVENUE RECOGNITION

     The sales method is used for accounting for gas revenues.

(2)  CAPITAL EXPENDITURES (UNAUDITED)

     Direct operating expenses do not include exploration and development expenditures related to the properties which totaled approximately $6,533,456, $4,350,095 and $289,760 for the years ended December 31, 1997, 1996 and 1995, respectively.

(3)  COMMITMENTS AND CONTINGENCIES

     Management is unaware of any legal, environmental or other commitments or contingencies that would be materially important in relation to these statements of revenues and direct operating expenses.

(4)  SUPPLEMENTAL OIL AND GAS RESERVE INFORMATION (UNAUDITED)

     Total proved and proved developed oil and gas reserves of the TECO Oil and Gas Properties for the periods presented have been estimated based on reserve estimates prepared by Ryder Scott Company as of July, 1, 1997 and December 31, 1997. The future net cash flows from production of these proved reserve quantities were computed by applying current prices of oil and gas (with consideration of price changes only to the extent provided by contractual arrangements) as of the report date to estimated future production of proved oil and gas reserves less the estimated future expenditures (based on current costs) as of the report date to be incurred in developing and producing the proved reserves. Changes in reserve estimates were derived by adjusting such quantities and values for actual production using current prices and costs.

                 THE TECO PROPERTIES PURCHASED BY
               AMERICAN RESOURCES OF DELAWARE, INC.

  NOTES TO STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES


Estimated Quantities of Oil and Gas Reserves:


                                  Year ended December 31,
                                  -----------------------
                               1997        1996        1995
                               ----        ----        ----
                              (Mcfe)      (Mcfe)       (Mcfe)


Proved reserves:
  Beginning of year          6,509,059           -      N/A
  Revision of prior year
    estimate                  (964,545)          -
  New discoveries and
    extensions              23,980,844   8,457,927
  Production                (2,719,308) (1,948,868)
                            ----------  ----------      ---

     End of year            26,806,050   6,509,059      N/A
                            ==========  ==========      ===


Proved developed reserves:
  Beginning of Year          6,509,059         N/A      N/A
                            ==========         ===      ===
  End of Year               16,022,178   6,509,059      N/A
                            ==========  ==========      ===

Standardized Measure of Discounted Future Net Cash Flows Relating to Proved Oil and Gas Reserves (in 000s):

                                  Year ended December 31,
                                  -----------------------
                               1997        1996        1995
                               ----        ----        ----

  Future cash flows         $ 63,383      15,036        N/A
  Future development costs   (10,837)          -
  Future production costs     (6,902)       (328)
                             -------      ------
                              45,644      14,708


  Future taxes               (15,975)     (5,148)
                             -------      ------
                              29,669       9,560

  Future net cash flows,
    10% annual discount
    for estimated timing
    of cash flows             (7,115)     (2,292)
                             -------      ------       ----


  Standardized measure of
    discounted future
    net cash inflows         $22,554       7,268        N/A
                             =======      ======        ===

                                                      (Continued)

            THE TECO PROPERTIES PURCHASED BY
           AMERICAN RESOURCES OF DELAWARE, INC.

  NOTES TO STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES


Changes in Standardized Measure of Discounted Future Net Cash
Flows Relating to Proved Oil and Gas Reserves (in 000s):

                                  Year ended December 31,
                                  -----------------------
                                 1997        1996      1995
                                 ----        ----      ----

Standardized measure,
  beginning of year              7,268           -
New discoveries and extensions
  (net of future development
  costs; discounted @ 10%)      27,895      14,603
Sales, net of production costs  (4,974)     (3,275)
Net change in income taxes      (8,321)     (3,913)
Change in production rates,
  and other                       (432)       (147)
Accretion of discount            1,118           -
                               -------     -------      ---

Standardized measure,
  end of year                   22,554       7,268      N/A
                               =======     =======      ===

UNAUDITED PRO FORMA FINANCIAL STATEMENTS

     The Unaudited Pro Forma Condensed Consolidated Balance Sheet at December 31, 1997 is presented assuming that the purchase of certain oil and gas properties and equipment from TECO Oil & Gas, Inc. occurred in January 1997. The Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 1997 and for the three months ended March 31, 1998 are presented assuming that the purchase of certain oil and gas properties and equipment from TECO Oil & Gas, Inc. occurred on January 1, 1997. The Unaudited Pro Forma Financial Statements have been prepared based on the historical financial statements as of and for the year ended December 31, 1997 and the unaudited financial statements for the three months ended March 31, 1998 as indicated and are not necessarily indicative of the results which would have been obtained had the acquisitions taken place on such dates.

               AMERICAN RESOURCES OF DELAWARE, INC.
                         AND SUBSIDIARIES

     Unaudited Pro Forma Condensed Consolidated Balance Sheet

                         December 31, 1997


                                     American                  Adjustments
                                   Resources of         -------------------------         Unaudited
                                  Delaware, Inc.         Debit            Credit          Pro Forma
                                  --------------         -----            ------          ---------

Current assets:
  Cash                             $ 1,180,638                        1,300,000(1)         (119,362)
  Accounts and notes receivable      4,964,253                                            4,964,253
  Deferred income taxes, prepaid
    and other                          424,483                                              424,483
                                    ----------                                          -----------
     Total current assets            6,569,374                                            5,269,374


Net property and equipment          51,249,493      57,680,000(1)                       108,929,493

Other assets                         3,747,067                                            3,747,067
                                    ----------                                          -----------

     Total assets                  $61,565,934                                          117,945,934
                                    ==========                                          ===========

Current liabilities:
  Current installments of
    long-term debt                   4,682,006                       16,500,000(1)       39,682,006
                                                                     18,500,000(1)
  Unearned revenue                     820,051                                              820,051
  Accounts payable                     963,169                                              963,169
  Other current
    liabilities                        924,763                                              924,763
                                    ----------                                          -----------
     Total current liabilities       7,389,989                                           42,389,989

Long-term debt, excluding
  current maturities                25,392,892                       21,380,000(1)       46,772,892

Deferred income taxes and other      2,165,882                                            2,165,882

Unearned revenue                     2,095,643                                            2,095,643

Stockholders' equity                24,521,528                                           24,521,528
                                    ----------                                          -----------

  Total liabilities and
    stockholders' equity           $61,565,934                                          117,945,934
                                    ==========                                          ===========

(1)  To record the acquisition of the TECO Oil and Gas Properties.
     As consideration for the properties, ARI paid $57,680,000, of which $1,300,000 was paid in cash upon execution of the Purchase and Sale Agreement, $37,880,000 was paid from funds borrowed under ARI's existing credit facility and a new facility with DNB Energy Assets, Inc., and the balance of $18,500,000 was in the form of a promissory note in favor of TECO.

                  AMERICAN RESOURCES OF DELAWARE, INC.
                            AND SUBSIDIARIES

   Unaudited Pro Forma Condensed Consolidated Statement of Operations

                  For the year ended December 31, 1997



                                American          Teco                 Adjustments
                              Resources of     Oil and Gas      -------------------------      Unaudited
                             Delaware, Inc.    Properties        Debit            Credit       Pro Forma
                             --------------    -----------       -----            ------       ---------

Revenues                       $38,032,146       6,637,030                                    44,669,176

Expenses                        35,030,980       1,662,832      2,433,352(1)                  39,127,164

Administrative expenses          3,322,887               -              -(2)                   3,322,887
                                ----------      ----------                                    ----------

   Operating income (loss)        (321,721)      4,974,198                      2,219,125

Other income (expense), net     (2,717,344)              -     (5,069,800)(3)                 (7,787,144)
                                ----------      ----------                                    ----------

   Income (loss) before
     income tax expense         (3,039,065)      4,974,198                                    (5,568,019)

Income tax benefit               1,192,474               -                    1,011,582(4)     2,204,056
                                ----------      ----------                                    ----------


   Net income (loss)           $(1,846,591)      4,974,198                                    (3,363,963)
                                ==========      ==========                                    ==========

Per common share:
     Basic                     $     (0.21)                                                  $     (0.38)
                                ==========                                                    ==========

Weighted average number of
  common shares outstanding      9,021,810                                                     9,021,810
                                ==========                                                    ==========

(1) To record pro forma depletion and depreciation expense on the TECO Oil and Gas Properties acquired.

(2) The Company does not anticipate incurring additional administrative expenses in the management of these properties.

(3) To record pro forma interest expense on additional borrowings which would have been required to finance the cash portion of the purchase of the properties. This assumes no issuance of stock to TECO.

(4)  To adjust pro forma income tax expense.

                   AMERICAN RESOURCES OF DELAWARE, INC.
                            AND SUBSIDIARIES

   Unaudited Pro Forma Condensed Consolidated Statement of Operations

                For the three months ended March 31, 1998




                                American          Teco                 Adjustments
                              Resources of     Oil and Gas      -------------------------      Unaudited
                             Delaware, Inc.    Properties        Debit            Credit       Pro Forma
                             --------------    -----------       -----            ------       ---------

Revenues                        $8,702,552         768,629                                     9,471,181

Expenses                         6,509,004         163,124        482,315(1)                   7,154,444

Administrative expenses            768,211               -              -(2)                     768,211
                                ----------      ----------                                    ----------

   Operating income (loss)       1,425,337         605,505                                     1,548,526

Other income (expense), net       (920,935)              -       (875,061)(3)                 (1,795,996)
                                ----------      ----------                                    ----------

   Income (loss) before
    income tax expense             504,402         605,505                                      (247,470)

Income tax (expense) benefit      (201,761)              -                      300,749(4)        98,988
                                ----------      ----------                                    ----------

    Net income (loss)          $   302,641         605,505                                      (148,482)
                                ==========      ==========                                    ==========

Per common share:
     Basic                     $      0.03                                                   $     (0.02)
                                ==========                                                    ==========

Weighted average number of
  common shares outstanding      9,998,564                                                     9,998,564
                                ==========                                                    ==========

     Fully diluted             $      0.03
                                ==========

Weighted average number of
  common shares and common share
  equivalents outstanding       10,265,748
                                ==========


(1) To record pro forma depletion and depreciation expense on the TECO Oil and Gas Properties acquired.

(2) The Company does not anticipate incurring additional administrative expenses in the management of these properties.

(3) To record pro forma interest expense on additional borrowings which would have been required to finance the cash portion of the purchase of the properties. This assumes no issuance of stock to TECO.

(4)  To adjust pro forma income tax expense.